                                 EXHIBIT 10.97

         AMENDMENT NO. 3 (the "Amendment") dated as of December 31, 1998 to the CREDIT, SECURITY, GUARANTY AND PLEDGE AGREEMENT, dated as of December 20, 1996 (as amended by Amendment No.1 dated as of June 30, 1997, Amendment No. 2 dated as of March 31, 1998 and the Waiver and Amendment dated as of February 20, 1997, and as further amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"), among TRIMARK PICTURES, INC., a California corporation, and TRIMARK TELEVISION, INC., a Delaware corporation (each a "Borrower" and together, the "Borrowers"), the Guarantors named herein, the Lenders referred to herein, THE CHASE MANHATTAN BANK, a New York banking corporation, as Agent (the "Administrative Agent") for the Lenders and THE CHASE MANHATTAN BANK as Fronting Bank (the "Fronting Bank").

                            INTRODUCTORY STATEMENT

                  Pursuant to Section 2.6 of the Credit Agreement the Borrower previously reduced the Total Commitments from $75,000,000 to $65,000,000 effective as of January 12, 1999.

                  The Borrowers and the Guarantors have now requested that the Lenders amend certain provisions of the Credit Agreement. The Lenders are willing to comply with such request on the terms and subject to the conditions hereinafter set forth.

                  Accordingly, the parties hereto hereby agree as follows:
                  Section 1. DEFINED TERMS. All capitalized terms not otherwise defined in this Amendment are used herein as defined in the Credit Agreement.

                  Section 2. AMENDMENT TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions in Section 3 hereof, the Credit Agreement is hereby amended effective as of the date hereof (except that the amendments set forth in paragraphs (a), (b), and (c) shall not take effect until delivery of the Borrowing Base Certificate for March 31, 1999), as follows:

                  (a) Clause (v) of the "Borrowing Base" appearing in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                       "(v) Eligible Library Percentage of the Eligible Library Amount; PLUS"

                  (b) The definition of "Eligible Library Amount" appearing in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

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

EXHIBIT 10.97  (CONTINUED)

"ELIGIBLE LIBRARY AMOUNT" shall be equal to the sum of (i) the fair market value of the library as determined by Ernst & Young in their report dated December 14, 1998, as reduced from time to time to reflect decreases, if any, in the remaining value of unsold library rights resulting from major library deals during such interim period (e.g., any single agreement or series of related agreements pertaining to the licensing, distribution or sale of library product providing for aggregate payments (including reasonably estimated contingent payments) to the Borrower or a Subsidiary in excess of $3,000,000), plus (ii) with respect to each individual item of Product that is not included in the Ernst & Young report which has a book value in excess of $3,000,000, the inventory value of such item of Product (determined in accordance with GAAP) net of Off Balance Sheet Receivables and deferred revenue items relating to such picture; provided however that the Total Eligible Library amount shall never be more than $ 48,500,000.

              (c) Article 1 of the Credit Agreement is hereby amended to insert the following definition in its proper alphabetical location:

"ELIGIBLE LIBRARY PERCENTAGE." shall mean the percentages set forth below for Borrowing Bases calculated as of the dates indicated.

         (a)                                                            (b)
         Date                                               Eligible Library Percentage
         -----                                              ---------------------------
         March 31, 1999 through September 29, 1999                     50%
         September 30, 1999 through March 30, 2000                     40%
         March 31, 2000 through September 29, 2000                     30%
         September 30, 2000 and thereafter                             20%

                  (d) Section 2.6. of the Credit Agreement is hereby amended to redesignate existing paragraph (b) as (c), and to insert a new paragraph
(b):(b) The Total Commitment shall be automatically and permanently reduced on each of the dates set forth in column (a) below, to the amount set forth in column (b) below:

                  (a)                                            (b)
                  Date                               Total Commitment is Reduced To:
                  ---------                          -------------------------------
                  March 31, 1999                     $ 60,000,000
                  January 31, 2000                   $ 50,000,000
                  June 30, 2000                      $ 40,000,000

     (e) Section 3.6 (a) of the Credit Agreement is hereby amended to insert September 30, 1998 in place of September 30, 1996.

     (f) Section 6.5 of the Credit Agreement is hereby amended to insert $50,000 for $750,000 in each place it appears.

     (g) Section 6.15 of the Credit Agreement is hereby amended and restated to read as follows:

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

EXHIBIT 10.97   (CONTINUED)

"Section 6.15   UNRECOUPED PRINT AND ADVERTISING EXPENSES.

Permit Unrecouped Print and Advertising Expenses for any individual item of Product to exceed $5,000,000 or permit the sum of Unrecouped Print and Advertising Expenses, computed for each individual item of Product, to exceed $15,000,000 in the aggregate at any time.

         (h) Section 6.18 of the Credit Agreement is hereby amended and restated to read as follows:

          Section 6.18 CONSOLIDATED TANGIBLE NET WORTH RATIO Permit the ratio of (i) the aggregate amount of all Indebtedness of the Parent and its Consolidated Subsidiaries, consolidated in accordance with GAAP, plus 100% of Product Acquisition Commitments of the Parent and its Consolidated Subsidiaries, less the present value of related Off-Balance Sheet Receivables (but not more than the related portion of Product Acquisition Commitments), to (ii) Consolidated Tangible Net Worth to be greater than the ratio set forth below during the period corresponding thereto:

                  Ratio          Period
                  -----          -------
                  4.75:1         December 31, 1998 to March 30, 1999
                  4.50:1         March 31, 1999 to June 29, 1999
                  4.25:1         June 30, 1999 to September 29, 1999
                  3.75:1         September 30, 1999 and thereafter

         (i) Section 6.22(b) of the Credit Agreement is hereby amended and restated to read as follows: (b) Produce or acquire any item of Product with a Production Exposure in excess of (i) $10,000,000 per picture or (ii) $3,000,000 net of related Off Balance Sheet Receivables relating to such item of Product and that portion of production costs which third parties have committed to fund on a cash flow basis.

         (j) Section 6.22(d) of the Credit Agreement is hereby amended by deleting the figure "$6,000,000" and inserting the figure "$5,000,000" in its place.

         (k) Schedule 2 to the Credit Agreement is hereby amended by adding the following Acceptable Obligors and their respective Allowable Amounts:

         Debtor Category            Name of Approved          Allowable Amount
         ---------------             Account Debtor           ----------------
                                    ----------------
         ACCEPTABLE MAJOR DOMESTIC
         ACCOUNT  DEBTORS

         Acceptable Major Domestic          NBC               $5,000,000
         Account Debtor (95%)

         ACCEPTABLE FOREIGN ACCOUNT
         DEBTORS

         Acceptable Foreign Account         Advance GMBH      $600,000
         Debtor (75%)

         Acceptable Foreign Account         BSKYB TV          $1,000,000
         Debtor (75%)

         Acceptable Foreign Account         Coyaba Corp.      $ 300,000
         Debtor (75%)

         Acceptable Foreign Account         Gala Films        $800,000
         Debtor (75%)

         Acceptable Foreign Account         Kassna Intl.Ltd.  $600,000
         Debtor (75%)

  (l) Schedule 2 to the Credit Agreement is hereby further amended by increasing the Allowable Amount for each Acceptable Obligor listed below to the amount opposite its name set forth below:

         Debtor Category            Name of Approved          Allowable Amount
         ---------------             Account Debtor           ----------------
                                    ----------------
         ACCEPTABLE MAJOR
         DOMESTIC ACCOUNT DEBTORS

         Acceptable Major Domestic          Disney                     $5,000,000
         Account Debtor (95%)               (Including Affiliates)

         Acceptable Major Domestic          CBS                        $5,000,000
         Account Debtor (95%)

         ACCEPTABLE FOREIGN ACCOUNT
         DEBTORS

         Acceptable Foreign  Account        Andrea Leone               $700,000
         Debtor (75%)

         Acceptable Foreign Account         BMG                        $500,000
         Debtor (75%)

         Acceptable Foreign Account         Foxton Entertainment       $1,500,000
         Debtor (75%)

         Acceptable Foreign Account         Pony  Canyon               $1,000,000
         Debtor (75%)

         Acceptable Foreign Account         Taurus Film                $2,000,000
         Debtor

  (m) Schedule 2 to the Credit Agreement is hereby further amended to increase the Acceptable Foreign Basket Limit from $5,000,000 to $7,500,000.

     Section 3. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction in full of the following conditions precedent.

     1.The Administrative Agent shall have received executed counterparts of this Amendment, which, when taken together, bear the signatures of each party hereto;

     (b) The Agent shall have received the library valuation report of Ernst & Young referred to in the definition of Eligible Library Amount.

     (c) All legal matters in connection with this Amendment shall be reasonably satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Administrative Agent.

     Section 4. REPRESENTATIONS AND WARRANTIES. Each of the Credit Parties hereby represents, warrants and acknowledges to the Administrative Agent (on behalf of itself, Fronting Bank and the Lenders) that:

     1.Their respective obligations to the Lenders under the Credit Agreement remain in full force and effect.

     1.The representations and warranties contained in the Credit Agreement and in the other Fundamental Documents are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date).

     2.After giving effect hereto, each of the Credit Parties is in compliance with all the terms and provisions set forth in the Credit Agreement and the other Fundamental Documents and no Default or Event of Default has occurred or is continuing under the Credit Agreement or any other Fundamental Document.

     3.The acknowledgments, representations and warranties in this Section 4 have been a material inducement for the Lenders to agree to enter into this Amendment, (ii) the Lenders are relying on such acknowledgments, representations and warranties, and (iii) the Lenders would not have entered into this Amendment without such acknowledgments, representations and warranties.

         Section 5. FULL FORCE AND EFFECT. Except as expressly set forth herein, this Amendment does not constitute a waiver or modification of any provision of the Credit Agreement or a waiver of any Default or Event of Default under the Credit Agreement, in either case whether or not known to the Lenders. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used herein, the terms "Credit Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment. References to the terms "Agreement" or "Credit Agreement" appearing in the Exhibits or Schedules hereto or to the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

         SECTION 6. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

         Section 7. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute as an original, but all of which when taken together shall constitute but one instrument.

         Section 8. EXPENSES. The Borrowers agree to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery, performance or enforcement of this Amendment, the Credit Agreement or the other Fundamental Documents and any other documentation contemplated hereby or thereby, including, but not limited to, the reasonable fees and disbursements of external legal counsel for the Administrative Agent and the allocated costs and charges of its internal legal counsel.

         Section 9. HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first written above.

                                       TRIMARK PICTURES, INC.
                                       TRIMARK TELEVISION, INC.
                                       TRIMARK HOLDINGS, INC.
                                       TRIMARK MUSIC
                                       CHEAP DATE, INC.
                                       WRITERS ON THE WAVE
                                       PURPLE TREE PRODUCTIONS, INC.
                                       LOVING GUN PRODUCTIONS, INC.
                                       TRIMARK INTERACTIVE

                                       By /s/
                                          -----------------------------------
                                           Name:
                                           Title:  Authorized Signatory for
                                       each of the foregoing

                                       THE CHASE MANHATTAN BANK,
                                       individually and as Administrative Agent

                                       By: /s/
                                          -----------------------------------
                                           Name:
                                           Title:

                                       CITY NATIONAL BANK

                                       By: /s/
                                          -----------------------------------
                                           Name:
                                           Title:

                                       COMERICA BANK-CALIFORNIA

                                       By: /s/
                                          -----------------------------------
                                           Name:
                                           Title:

                                       FIRST HAWAIIAN BANK

                                       By: /s/
                                          -----------------------------------
                                           Name:
                                           Title:

                                       IMPERIAL BANK

                                       By: /s/
                                          -----------------------------------
                                           Name:
                                           Title:

                                       SILICON VALLEY BANK

                                       By: /s/
                                          -----------------------------------
                                           Name:
                                           Title:

                                       THE SUMITOMO TRUST & BANKING CO.,LTD.,
                                       NEW YORK BRANCH

                                       By: /s/
                                          -----------------------------------
                                           Name:
                                           Title:

                                       UNION BANK OF CALIFORNIA

                                       By: /s/
                                          -----------------------------------
                                           Name:
                                           Title:

                                       DE NATIONALE INVESTERINGSBANK N.V.

                                       By: /s/
                                          -----------------------------------
                                           Name:
                                           Title: